UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 13, 2005



                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


              Delaware                   0-22429             11-3129361
________________________________________________________________________________
(State or other jurisdiction of      (Commission          (I.R.S. Employer
           incorporation)             File Number)       Identification No.)


400 Post Avenue, Suite 303, Westbury, New York                          11590
________________________________________________________________________________
(Address of principal executive office)                               (Zip Code)


                                 (516) 997-1155
              ___________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

            In accordance with Article VII of the bylaws of the Company (the "By-Laws"), the Board of Directors of the Company, at a duly noticed meeting, has amended Section 1.4 of the By-Laws (the "Amendment") to decrease the quorum requirement for all meetings of stockholders from a majority of the outstanding shares of each class of stock entitled to vote at such meeting to one-third of the outstanding shares of each class of stock entitled to vote at such meetings. The Amendment is effective as of April 13, 2005.

            Prior to the Amendment, Section 1.4 of the by-Laws provided as follows:

Section 1.4   QUORUM

            Except as otherwise provided by law or in the Certificate of Incorporation or these By-Laws, at any meeting of stockholders, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, a majority in interest of the stockholders present or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.5 of these By-Laws until a quorum shall attend.

            Following the Amendment, Section 1.4 of the By-Laws provides as follows:

Section 1.4   QUORUM

            Except as otherwise provided by law or in the Certificate of Incorporation or these By-Laws, at any meeting of stockholders, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, a majority in interest of the stockholders present or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.5 of these By-Laws until a quorum shall attend.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

             99.1 Amended and Restated By-Laws of the Company dated April 13, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               DHB INDUSTRIES, INC.


                                               By: /s/ DAWN M. SCHLEGEL
                                                   ___________________________
                                                       Dawn M. Schlegel
                                                       Chief Financial Officer


Dated:  APRIL 14, 2005

                                  EXHIBIT INDEX


99.1     Amended and Restated By-Laws of the Company, dated April 13, 2005